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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): January 7, 2003



                          BRISTOL-MYERS SQUIBB COMPANY
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                     1-1136                  22-079-0350
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)



                                 345 Park Avenue
                               New York, NY, 10154
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (212) 546-4000


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ITEM 5. OTHER EVENTS.

      On January 7, 2003, the Registrant announced in a press release that it has agreed to settle substantially all of the antitrust litigation surrounding two of its drugs, BuSpar(R) and TAXOL(R). Incorporated by reference is the press release issued by the Registrant on January 7, 2003, attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Business to be Acquired: Not Applicable.

      (b) Pro Forma Financial Information: Not Applicable.

      (c) Exhibits

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

EXHIBIT NO.      DESCRIPTION
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
   99.1          Press Release dated January 7, 2003

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Bristol-Myers Squibb Company,



                                        By:  /s/ SANDRA LEUNG
                                            --------------------------------
                                            Name: Sandra Leung
                                            Title: Secretary


Date: January 31, 2003


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                                  EXHIBIT INDEX

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EXHIBIT NO.      DESCRIPTION
-----------      -----------
   99.1          Press Release dated January 7, 2003

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